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                               FIRST AMENDMENT TO

            AMENDED AND RESTATED TAX SHARING AGREEMENT OF FOAMEX L.P.



                  THIS FIRST AMENDMENT TO AMENDED AND RESTATED TAX SHARING AGREEMENT OF FOAMEX L.P. (the "Amendment") is made as of June 12, 1997, by and between Foamex L.P., a Delaware limited partnership ("Foamex"), Foamex International Inc., a Delaware corporation ("FII"), FMXI, Inc., a Delaware corporation ("FMXI"), and Trace Foam Company, Inc., a Delaware corporation ("Trace").

                              W I T N E S S E T H:

                  WHEREAS, Foamex, FII, FMXI, Trace and certain other parties entered into that certain First Amended and Restated Tax Sharing Agreement, dated as of December 14, 1993 (the "Original Agreement");

                  WHEREAS, Foamex, FMXI, Trace, FII and Foamex-JPS Automotive L.P. ("FJPS") entered into that certain First Amendment (the "First Amendment") to Fourth Amended and Restated Agreement of Limited Partnership of Foamex L.P., dated as of June 28, 1994, which amended the Original Agreement to reflect the change in the partners of Foamex (the Original Agreement as amended by the First Amendment is referred to as the "Agreement"); and

                  WHEREAS, Foamex-JPS Automotive L.P., a 98% limited partner in Foamex is being merged with and into FII, and the parties wish to amend the Agreement to reflect such merger.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth herein and for other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

                  1. Amendment. The parties hereto agree that upon consummation of the merger of FJPS into FII for all purposes of the Agreement FII shall be deemed to be the successor to FJPS's 98% limited partnership interest in Foamex. FII hereby agrees to become a party to the Agreement, as required by Section 7(u) of the Agreement and agrees to be bound by the terms and conditions of the Agreement.

                  2. Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.



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                  4.  Limitation.  Except as expressly  set forth  herein,  this
Amendment shall not be deemed to waive, amend or modify any term or condition of the Agreement, each of which shall remain in full force and effect and are hereby ratified and confirmed.

                  5. Counterparts. This Amendment may be executed in any number of counterparts, each of which when executed and delivered will be deemed to be an original, and all of which taken together will be deemed to be but one and the same instrument.



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                  IN WITNESS  WHEREOF,  the  parties  hereto  have  caused  this
Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                                FOAMEX L.P.

                                                By: FMXI, INC.
                                                its Managing General Partner



                                                By:/s/ George Karpinski
                                                Name: George Karpinski
                                                Title: Vice President



                                                FOAMEX INTERNATIONAL INC.



                                                By:/s/ George Karpinski
                                                Name: George Karpinski
                                                Title: Vice President



                                                FMXI, INC.



                                                By:/s/ George Karpinski
                                                Name: George Karpinski
                                                Title: Vice President



                                                TRACE FOAM COMPANY, INC.



                                                By:/s/ Philip N. Smith, Jr.
                                                Name:  Philip N. Smith, Jr.
                                                Title: Vice President